UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021 (March 23, 2021)

Assisted 4 Living, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6801 Energy Court, Suite 201 Sarasota, Florida	34240
(Address of Principal Executive Office)	(Zip Code)

(855) 668-3331

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 29, 2021, Assisted 4 Living, Inc., a Nevada corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that on March 23, 2021 the Company entered into a Plan of Merger (the “Plan of Merger”) by and among the Company, the Company’s wholly-owned subsidiary, BPCC Acquisition, Inc., a Florida corporation (“Merger Sub”), and Banyan Pediatric Care Centers, Inc., a Florida corporation (“Banyan”). Under the terms of the Plan of Merger, Merger Sub merged with and into Banyan with Banyan surviving the merger and becoming a wholly-owned subsidiary of the Company (the “Merger”). The Merger was effective on March 23, 2021. The Merger was treated as a recapitalization and reverse acquisition of the Company for financial accounting purposes. Banyan is considered the acquirer for accounting purposes, and the Company’s historical financial statements before the Merger have been replaced with the historical financial statements of Banyan before the Merger in future filings with the Securities and Exchange Commission.

This Amendment No. 1 to the Original Form 8-K is being filed to disclose the financial statements required under Regulation S-X, including the audited financial statements of Banyan and the pro forma financial information of the Company and Banyan required under Items 9.01(a) and 9.01(b) of a Current Report on Form 8-K, respectively. Except as set forth in this Amendment No. 1 to the Original Form 8-K, no other changes are being made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Banyan for the years ended December 31, 2020 and 2019 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company and Banyan giving effect to the merger for the year ended December 31, 2020 is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

99.1	Audited consolidated financial statements of Banyan for the years ended December 31, 2020 and 2019.

99.2	Unaudited pro forma combined financial statements of the Company and Banyan giving effect to the merger for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 2, 2021	ASSISTED 4 LIVING, INC.

	By:	/s/ Janet Huffman
Janet Huffman, CFO